________________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under a Pooling and Servicing Agreement dated as of March 1, 2006 providing for, inter alia, the issuance of GreenPoint Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2)

(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

(952) 857-7000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

The original Form 8-K, filed on April 17, 2006, is hereby amended by this Form 8-K to amend the Pooling and Servicing Agreement, dated as of March 1, 2006, among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, and to a Grantor Trust Agreement, dated as of March 31, 2006 between Structured Asset Mortgage Investments II Inc., as seller, and Wells Fargo Bank, National Association, as Grantor Trustee.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution
copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1

Amendment No. 1 to the Pooling and Servicing Agreement, dated as of March 1, 2006 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: July 17, 2006

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment No. 1 to Pooling and Servicing Agreement	5

EXHIBIT 10.1

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Depositor,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee,

EMC MORTGAGE CORPORATION

Servicer, Sponsor and Company

AMENDMENT NO. 1

dated as of July 12, 2006

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Servicer, the Company and the Sponsor

Dated as of March 1, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

GreenPoint Mortgage Funding Trust 2006-AR2,

Mortgage Pass-Through Certificates, Series 2006-AR2

AMENDMENT NO. 1 ("Amendment"), dated as of the 12th day of July, 2006, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”), and EMC MORTGAGE CORPORATION, as servicer (in such capacity, the “Servicer”), as company (in such capacity, the “Company” or “EMC”) and, as sponsor (in such capacity, the “Sponsor”) entered into a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Agreement"), providing for the issuance of GreenPoint MTA Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2 (the “Certificates”); and

WHEREAS, Section 11.02(a)(ii) of the Agreement permits the amendment of the Agreement by the Company, Depositor, the Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to correct or supplement any provisions of the Agreement that may be defective or inconsistent with any other provision of the Agreement; and

WHEREAS, the Depositor, as evidenced by its execution of this Amendment, represents that such Amendment does not adversely affect in any material respect the interests of any Certificateholder; and

WHEREAS, an Opinion of Independent Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment is permitted and not prohibited by the Agreement; and

WHEREAS, the execution of this Amendment has been duly authorized by the Company, Depositor, the Servicer and the Trustee; and

NOW THEREFORE, the Company, Depositor, the Servicer and the Trustee hereby agree as follows:

Section 1. Article I of the Agreement is hereby amended as follows:

(i)           The definition of “Adjusted Rate Cap” is hereby replaced in its entirety with the following (emphasis added to new language):

Adjusted Rate Cap: ~~With~~(A) For the Class A Certificates, with respect to each Distribution Date and the related Due Period, the sum of (i) the Scheduled Payments owed on the related Mortgage Loans for such Due Period less the related Servicing Fees and (ii) the Actual Monthly Payments received in excess of the Scheduled Payments, expressed as a per annum rate on the Stated Principal Balance of the related Mortgage Loans for such Due Period, and converted to an actual/360 basis and (B) For the Subordinate Certificates, with respect to each Distribution Date and the related

Due Period, the weighted average of the Adjusted Rate Caps for each of the groups, weighted on the basis of the subordinate share of each group.

(ii)          The definition of “Net Deferred Interest” is hereby replaced in its entirety with the following (emphasis added to new language):

Net Deferred Interest: On any Distribution Date for each Loan Group, Deferred Interest on the related Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and Stated Principal Balance, in that order included in Available Funds for such Distribution Date and available to make principal distributions on the Certificates on that Distribution Date. With respect to the Class A, Class M and Class B Certificates as of any Distribution Date will be an amount equal to the product of (1) the difference, if any between (a) the lesser of (i) the Pass-Through Rate for such Class, without regard to the related Net Rate Cap on such Distribution Date and (ii) the weighted average of the Net Rates on the related Mortgage Loans and (b) the related Adjusted Rate Cap for such Distribution Date, (2) the Current Principal Amount of the Certificate immediately prior to such Distribution Date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

(iii)        The definition of “Overcollateralization Amount” is hereby replaced in its entirety with the following (emphasis added to new language):

Overcollateralization Amount: The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) over (ii) the aggregate Current Principal Amount of the Class A, Class M and Class B Certificates, after taking into account the distributions of principal, less Net Deferred Interest, to be made on such Distribution Date.

(iv)         The definition of “Principal Funds” is hereby replaced in its entirety with the following (emphasis added to new language):

Principal Funds: With respect to each Loan Group and each Distribution Date, (i) the greater of zero and the sum, without duplication, of (a) all scheduled principal collected on the Mortgage Loans in the related Loan Group during the related Due Period, (b) all Monthly Advances relating to principal made on the Mortgage Loans in the related Loan Group on or before the Distribution Account Deposit Date, (c) Principal Prepayments on the Mortgage Loans in the related Loan Group, exclusive of Prepayment Charges collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Sponsor pursuant to Section 2.02, 2.03 or 3.21 during the related Due Period, (e) the aggregate of all Substitution Adjustment Amounts in connection with the substitution of Mortgage Loans in the related Loan Group pursuant to Section 2.04 during the related Due Period, (f) amounts in respect of principal paid by the Depositor pursuant to Section 10.01 allocated to the related Loan Group, (g) all

Liquidation Proceeds collected during the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period) on the Mortgage Loans in the related Loan Group, to the extent such Liquidation Proceeds relate to principal, in each case to the extent remitted by the Servicer to the Distribution Account pursuant to this Agreement and (h) the principal portions of the amounts, if any, transferred from the Final Maturity Reserve Account allocated to the related Loan Group on such Distribution Date minus (ii) (a) all amounts required to be reimbursed pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement, (b) any Aggregate Premium Amount payable to the Certificate Insurer, to the extent not available from Interest Funds and as provided in Section 4.04(a)(xii), and (c) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and payments of Scheduled Principal, in that order, included in available funds allocated to the related Loan Group for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest.

(v)          The table set forth in Section 5.01(c)(i) is hereby replaced in its entirety with the following (emphasis added to new language):

Class Designation for each REMIC I Interest	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated Principal Balance	Final Maturity Date*
Class W-1	(1)	$ 0.00	March 25, 2036
Class W-2	(1)	$ 0.00	March 25, 2036
Class W-3	(1)	$ 0.00	March 25, 2036
Class W-4	(1)	$ 0.00	March 25, 2036
Class Y-1	Variable(1)	$ 237,517.52	March 25, 2036
Class Y-2	Variable(1)	$ 90,713.41	March 25, 2036
Class Y-3	Variable(1)	$ 327,768.00	March 25, 2036
Class Y-4	Variable(1)	$ 123,822.99	March 25, 2036
Class Z-1	Variable(1)	$354,864,952.09	March 25, 2036
Class Z-2	Variable(1)	$135,531,092.16	March 25, 2036
Class Z-3	Variable(1)	$655,208,434.00	March 25, 2036
Class Z-4	Variable(1)	$~~247,522,15.73~~247,522,159.73	March 25, 2036
Component I of the Class R	N/A	$0	March 25, 2036

Section 2.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein
Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Stacey Taylor
Name:
Title:

EMC MORTGAGE CORPORATION

By: /s/ Dana Dillard
Name:
Title:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 12th day of July, 2006, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF ANNE ARUNDEL	)

On the 12th day of July, 2006, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 12th day of July, 2006, before me, a notary public in and for said State, personally appeared Dana Dillard, known to me to be Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]